Exhibit 10.3

AMENDMENT NO. 1 TO AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Dated as of August 15, 2013

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Amendment”) is entered into between Digital Realty Trust, L.P. (the “Company”), on the one hand, and Prudential Investment Management, Inc. (“PIM”) and the other Purchasers party to the Note Agreement referred to below, on the other hand.

PRELIMINARY STATEMENTS:

(1) The Company, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Company party thereto and the Purchasers from time to time party thereto have entered into an Amended and Restated Note Purchase and Private Shelf Agreement, dated as of November 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Note Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Note Agreement.

(2) The Company and the Required Holders have agreed to amend the Note Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Note Agreement. The Note Agreement, upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), is hereby amended as follows:

(a) Each reference to “Joint Venture” appearing in the Note Agreement (other than when the term “Joint Venture” constitutes part of the term “Controlled Joint Venture”) is hereby deemed to instead be a reference to the term “Unconsolidated Affiliate.”

(b) Section 7.10 is amended to delete the two references to “www.digitalrealtytrust.com” and to replace each such reference with “www.digitalrealty.com.”

(c) Section 10.8 is amended and restated, as follows:

10.8 Negative Pledge. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets (including, without limitation, with respect to any Unencumbered Assets), except (i) pursuant to the Transaction Documents or the Other Senior Debt Documents, (ii) as set forth in Article 11 of the Eleventh Amended and Restated Agreement of Limited Partnership of the Company, as in effect on August 15, 2013 (or any substantially similar provisions in any subsequent amendment thereof), or (iii) in connection with any other Debt (whether secured or unsecured), provided that the incurrence or assumption of such Debt would not result in a failure by any Credit Party to comply with any of the financial covenants contained in Section 11. Notwithstanding the exceptions listed in clauses (i), (ii) and (iii) of the immediately preceding sentence, in no event shall any agreement prohibit or condition the creation or assumption of any Lien in favor or for the benefit of the holders of the Notes upon any Unencumbered Assets.

(d) Section 11.1(c) is amended and restated, as follows:

(c) Maximum Secured Debt Leverage Ratio: Maintain at the end of each fiscal quarter of the Parent Guarantor, a Secured Debt Leverage Ratio not greater than 40.0%, provided that the Parent Guarantor shall have the right to maintain a Secured Debt Leverage Ratio of greater than 40.0% but less than or equal to 45.0% for up to four consecutive fiscal quarters of the Parent Guarantor following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5.0% of Total Asset Value.

(e) Section 11.1(d) is deleted in its entirety.

(f) Section 11.2(a) is amended and restated, as follows:

(a) Maximum Noteholder Debt to Total Unencumbered Asset Value: Not permit at any time Debt in respect of the Notes to be greater than 60.0% of the Total Unencumbered Asset Value at such time, provided that the Parent Guarantor shall have the right to maintain Debt in respect of the Notes of greater than 60.0% but less than or equal to 65.0% of the Total Unencumbered Asset Value for up to four consecutive fiscal quarters of the Parent Guarantor following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5.0% of Total Asset Value.

(g) The paragraph immediately succeeding Section 11.2(b) is amended and restated, as follows:

To the extent any calculations described in Sections 11.1 or 11.2 are required to be made on any date of determination other than the last day of a fiscal quarter of the Parent Guarantor, such calculations shall be made on a pro-forma basis to account for any acquisitions, dispositions or reclassifications of Assets, and the incurrence or repayment of any Debt for Borrowed Money relating to such Assets, that have occurred since the last day of the fiscal quarter of the Parent Guarantor most recently ended. All such calculations shall be reasonably acceptable to the Required Holders.

(h) Schedule A of the Note Agreement is amended to delete the definitions for the following terms: “Joint Venture,” “Joint Venture Assets” and “Reclassification Date.”

(i) Schedule A of the Note Agreement is amended to insert definitions for the following terms, in each case in the proper alphabetical order:

“Other Senior Debt Documents” means, collectively, (a) the Revolving Credit Documents and (b) the Term Loan Agreement Documents.

“Term Loan Agreement” means that certain Term Loan Agreement, dated as of April 16, 2012, by and among the Company, the other borrowers and guarantors named therein, Citibank, N.A., as administrative agent, the financial institutions party thereto as lenders, and the other parties named therein, as amended, restated, supplemented, refinanced, increased, reduced or otherwise modified from time to time, and any successor Term Loan Agreement.

“Term Loan Agreement Documents” means the Term Loan Agreement, any promissory notes issued thereunder and any and all other agreements, documents, certificates and instruments from time to time executed and delivered and related thereto.

“Unconsolidated Affiliate” means any Person (a) in which the Parent Guarantor or any of its Subsidiaries holds any direct or indirect Equity Interest, (b) that is not a Subsidiary of the Parent Guarantor or any of its Subsidiaries and (c) the accounts of which would not appear on the Consolidated financial statements of the Parent Guarantor.

“Unconsolidated Affiliate Assets” means, with respect to any Unconsolidated Affiliate at any time, the assets owned by such Unconsolidated Affiliate at such time.

(j) The definition of “Asset Value” set forth in Schedule A of the Note Agreement is amended to delete the language “as new leases, subleases, real estate license and occupancy agreements are entered into” set forth in the second proviso of clause (c) thereof, and to replace such language with “as new leases, subleases, real estate licenses, occupancy agreements and rights of use are entered into.”

(k) The definition of “Capitalized Value” set forth in Schedule A of the Note Agreement is amended to delete the percentage “8.25%” set forth in clause (a) thereof, and to replace such percentage with “8.00.”

(l) The definition of “Controlled Joint Venture” set forth in Schedule A of the Note Agreement is amended to delete the word “and” immediately preceding clause (b) thereof and to replace such word with “or.”

(m) The definition of “EBITDA” set forth in Schedule A of the Note Agreement is hereby amended by inserting “without duplication,” immediately after the words “means, for any period,”.

(n) The definition of “Negative Pledge” set forth in Schedule A of the Note Agreement is amended to delete the language “Revolving Credit Documents” set forth in clause (b) thereof, and to replace such language with “Other Senior Debt Documents.”

(o) The definition of the term “Redevelopment Asset” is amended and restated, as follows:

“Redevelopment Asset” means any Technology Asset (a) which either (i) has been acquired by the Company or any of its Subsidiaries with a view toward renovating or rehabilitating 25.0% or more of the total square footage of such Asset, or (ii) the Company or a Subsidiary thereof intends to renovate or rehabilitate 25.0% or more of the total square footage of such Asset, and (b) that does not qualify as a “Development Asset” by reason of, among other things, the redevelopment plan for such Asset not including a total demolition of the existing building(s) and improvements. The Company shall be entitled to reclassify any Redevelopment Asset as a Technology Asset at any time.

(p) The definition of the term “Revolving Credit Agreement” is amended and restated, as follows:

“Revolving Credit Agreement” means the Global Senior Credit Agreement, dated as of August 15, 2013, by and among the Administrative Agent named therein, the Banks, the Parent Guarantor, the Company and the other parties thereto, as amended, restated, supplemented, refinanced, increased, reduced or otherwise modified from time to time, and any successor Revolving Credit Agreement.

(q) The definition of the term “Specified Domestic Subsidiary” is amended and restated, as follows:

“Specified Domestic Subsidiary” means any Subsidiary organized under the laws of any state of the United States of America or the District of Columbia, other than any such Subsidiary (a) at least 90% of the book value of whose assets are not located in the United States or (b) whose assets are comprised of Equity Interests in a Subsidiary whose assets are as described in the immediately preceding clause (a).

(r) The definition of the term “Total Unencumbered Asset Value” is amended and restated, as follows:

“Total Unencumbered Asset Value” means, on any date of determination, an amount equal to the sum of the Asset Values of all Unencumbered Assets; provided, however, that the portion of the Total Unencumbered Asset Value attributable to Redevelopment Assets, Development Assets and Assets owned by Controlled Joint Ventures shall not exceed 33%.

SECTION 2. Representations and Warranties. The Company hereby represents and warrants that the representations and warranties contained in Section 5 of the Note Agreement are correct on and as of the Amendment Effective Date (as defined below), immediately before and immediately after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case such representation and warranty is correct as of such earlier date).

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Purchasers shall have received (i) counterparts of this Amendment executed by the parties hereto, and (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(b) The representations and warranties of each of the Credit Parties in Section 5 of the Note Agreement shall be correct on and as of the Amendment Effective Date, immediately before and immediately after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case such representation and warranty shall be correct as of such earlier date).

(c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(d) The Purchasers shall have received a copy of the fully executed Revolving Credit Agreement, which shall become effective on or prior to the effectiveness of this Amendment.

(e) All of the reasonable out-of-pocket fees and expenses of PIM (including the reasonable fees and expenses of counsel for PIM) due and payable on the Amendment Effective Date shall have been paid in full.

(f) The Purchasers shall have received payment in full of their ratable share of an amendment fee equal to 0.10% of the aggregate outstanding principal amount of the Notes.

This Amendment is subject to the provisions of Section 18 of the Note Agreement.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) On and after the effectiveness of this Amendment, each reference in the Note Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Note Agreement, and each reference in each of the other Transaction Documents to the “Agreement”, “Note Agreement”, “thereunder”, “thereof” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended by this Amendment.

(b) The Note Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any holder of a Note or PIM under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

SECTION 5. Costs and Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of PIM in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for PIM) in accordance with the terms of Section 16 of the Note Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, excluding any choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

Signature Page

PURCHASERS:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Iris Krause
Name:	Iris Krause
Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Iris Krause
Name:	Iris Krause
Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: Prudential Investment Management, Inc., as investment manager

By:	/s/ Iris Krause
Name:	Iris Krause
Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Iris Krause
Name:	Iris Krause
Title:	Vice President

Signature Page

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Iris Krause
Name:	Iris Krause
Title:	Vice President

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By: Prudential Investment Management, Inc., as investment manager

By:	/s/ Iris Krause
Name:	Iris Krause
Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By: Prudential Investment Management, Inc., as investment manager

By:	/s/ Iris Krause
Name:	Iris Krause
Title:	Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By: Prudential Investment Management, Inc., as investment manager

By:	/s/ Iris Krause
Name:	Iris Krause
Title:	Vice President

Signature Page

CONSENT

Dated as of August 15, 2013

Each of the undersigned, as a Guarantor under the Note Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Note Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Transaction Documents to the “Agreement”, “Note Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Note Agreement, as amended or otherwise affected by such Amendment.

THE GUARANTORS:

DIGITAL REALTY TRUST, INC.

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

DIGITAL 113 N. MYERS, LLC

By: DIGITAL REALTY TRUST, L.P., its member and manager

By: DIGITAL REALTY TRUST, INC., its sole general partner

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

DIGITAL 125 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

By:	DIGITAL REALTY TRUST, INC., its sole general partner

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

GLOBAL RIVERSIDE, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

Signature Page

By:	DIGITAL REALTY TRUST, INC., its sole general partner

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

DIGITAL 2260 EAST EL SEGUNDO, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its sole member and manager

By:	DIGITAL REALTY TRUST INC., its sole general partner

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

DIGITAL 720 2ND, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its sole member and manager

By:	DIGITAL REALTY TRUST INC., its sole general partner

By:	/s/ A. William Stein
Name:	A. William Stein
Title:	Chief Financial Officer and Chief Investment Officer

Signature Page